Exhibit 99.1

1 INVESTOR PRESENTATION LOWELL FARMS INC. (CSE:LOWL; QTCQX: LOWLF)

USE OF NON - GAAP MEASURES This document refers to EBITDA because certain investors may use this information to assess the Company’ performance and also determine the Company’s ability to generate cash ﬂow . This data is furnished to provide additional information and is a non - GAAP measure and does not have any standardized meaning prescribed by GAAP and therefore may not be comparable to similar data presented by other issuers . It should not be considered in isolation as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP . EBITDA is net income (loss), excluding the effects of income taxes (recovery), net interest expense, depreciation and amortization ; and Adjusted EBITDA also includes non - cash fair value adjustments on investments, unrealized foreign currency gains/losses, share - based compensation expense and other transactional and special expenses, such as acquisition costs and expenses related to the markup of acquired finished goods inventory, which are inconsistent in amount and frequency and are not what we consider as typical of our continuing operations . Management believes this measure provides useful information as it is a commonly used measure in the capital markets and as it is a close proxy for repeatable cash generated by operations . We use Adjusted EBITDA internally to understand, manage, make operating decisions related to cash flow generated from operations and evaluate our business . In addition, we use Adjusted EBITDA to help plan and forecast future periods . ON FORWARD - LOOKING STATEMENTS This document includes information, statements, beliefs and opinions which are forward - looking, and which reﬂect current estimates, expectations and projections about future events, referred to herein as “forward - looking statements” or “forward - looking information” . Statements containing the words “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward - looking statements . By their nature, forward - looking statements involve a number of known and unknown risks, uncertainties and assumptions concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward - looking statements . These risks, uncertainties and assumptions could adversely affect the outcome and ﬁnancial effects of the plans and events described herein . In addition, even if the outcome and ﬁnancial effects of the plans and events described herein are consistent with the forward - looking statements contained in this document, those results or developments may not be indicative of results or developments in subsequent periods . Although Lowell Farms has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward - looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended . A description of assumptions used to develop such forward - looking information and a description of risk factors that may cause actual results to differ materially from forward - looking information can be found in the Company’s disclosure documents, such as the Company’s listing statement and management’s discussion and analysis, ﬁled on the SEDAR website at www . sedar . com . Forward - looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date . and the Company’s registration statements on Forms 10 - 12 g and S - 1 , filed on the EDGAR website at www . sec . gov . The Company can give no assurance that these estimates, expectations and projections will prove to have been correct . You should not place undue reliance on forward - looking statements, which are based on the information available as of the date of this document . Forward - looking statements contained in this document are made of the date of this presentation and, except as required by applicable law, the Company assumes no obligation to update or revise them to reﬂect new events or circumstances . Historical statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future . In this regard, certain ﬁnancial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Company . In particular, historical results should not be taken as a representation that such trends will be replicated in the future . No statement in this document is intended to be nor may be construed as a forecast . ON FUTURE - ORIENTED FINANCIAL INFORMATION To the extent any forward - looking information in this Presentation constitutes “ﬁnancial information” or “ﬁnancial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration of the Company’s products and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future - oriented ﬁnancial information and ﬁnancial outlooks . Future - oriented ﬁnancial information and ﬁnancial outlooks, as with forward - looking information generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading “On Forward - Looking Statements” . Indus’ actual ﬁnancial position and results of operations may differ materially from management’s current expectations and, as a result, Indus’ revenue and expenses may differ materially from the revenue and expenses proﬁles provided in this Presentation . Such information is presented for illustrative purposes only and may not be an indication of Indus’ actual ﬁnancial position or results of operations . 2

● CSE Listed: Lowell Farms Inc. (CSE: LOWL; OTCQX: LOWLF) ● Formed b y combination of Ind us Holdings, Inc. and Lowell Herb Co. in February 2021 ● Mission Highlights ○ Focus on California only ○ Leadership through scale and brands ○ Consolidate supply - side capacity ○ Build large - scale cultivation facilities ○ Brand differentiation ○ Preparing for federal legalization 10/31/2021 ($USD) Stock Price $0.7782 Market Cap 1 $186,810,251 Net Working Capital 2 $21,969,989 Enterprise Value 3 $164,840,262 1 Based on Fully Diluted Shares of 240.1m as of 10/31/2021, using treasury method on in - the - money options and warrants. Convertible Debentures are treated as equity given in - the - money status. 2 As of 6/30/2021. 3 Defined here as Market Cap minus net working capital. + = 4

5 ● Completely unique approach to sourcing virtually unlimited raw cannabis flower at the lowest - cost anywhere in America ● “Captive” distribution: unique capabilities in upstream logistics makes us a partner of choice for California retailers ● Scale and automation driving cost - leadership: we use forklifts to move our weed ● Lowell Smokes: a viral brand that is proving its ability to successfully enter and dominate new markets with success in Illinois and Massachusetts and plans to enter more ● A plan to win, not participate

CULTIVATION PROCESSING & MANUFACTURING DISTRIBUTION RETAIL Outdoor ~950 operators 16m sq. ft. canopy Greenhouse ~1200 operators 17m sq. ft. canopy Indoor ~500 operators 4m sq. ft. canopy 950 Licensed Operators: 214 Flower brands 145 Vape brands 142 Concentrate brands 39 Gummy brands 32 Beverage brands 30 Chocolate brands Sales, Distribution and Collection 5+ independent distributors (Lowell) Many brands doing self - distribution 661 Licensed retail dispensaries 301 Licensed non - storefront dispensaries 6

Sourcing via Lowell Farm Services and our own captive cultivation (which generates nearly 10k lbs of high - quality finished flower every quarter) Strain diversification and leadership Cost through economies of scale Quality leadership under a team of award - winning growers Develop portfolio of facilities that each have sufficient scale 8

● Commissioned in July of 2021, LFS is a “midstream processing” service for local growers in the most fertile environment in America ● Facility is initially commissioned to process approximately 250,000 pounds of finished flower annually from diverse growers in the fertile Salinas Valley and surrounding areas ● Processing is a massive pain - point in California cannabis with complicated building - codes and facility requirements that are expensive to accommodate and difficult to staff ● Centralized services allows large - scale automation to give growers the best results for their harvests ● LFS is a unique service without any peers in Northern California “We are commissioning LFS to answer a pressing need in the market for which we see no other solution in sight. We seek to service the massive and fast - growing cannabis cultivation industry in California, not to compete with it ” said Chairman George Allen, “large - scale processing and automation are the missing pieces that will make California cannabis dominant in this exciting new frontier of agriculture.” 9

● California: Grows an estimated 17 million pounds of cannabis annually, nearly 60% of total American supply ● Monterey County: With 4.1 million square feet, it is the third largest county in the state poised for explosive growth with recent expansion ordinances that are welcoming to large - scale cannabis ● Adjacent San Benito County: Previously closed to cannabis cultivation, opening with multiple operations pending approval ● Santa Cruz County: Dozens of outdoor operations and greenhouses Monterey is the third highest county in California for agricultural output and adjacent to the other four counties that make up the top - five 10

225,000 sq. ft. retrofitted greenhouse in Monterey County, CA Unique state of the art facility generates industry - leading yields at sun - grown costs Nearly 10,000+ lbs of flowers every quarter 11

We produce nearly all types of products with highly acclaimed: Jarred flower Pre - rolls Edibles Vape products Concentrates 13

CLASSIC 3.5G PACK 3.5G JAR FLOWER 1G SMOKE 14

RECHARGEABLE VAPE 510 CART NEW INFUSED SMOKES LOWELL DART BUBBLE HASH FULL - MELT HASH AGE CURED ROSIN LIVE ROSIN 15

CHOCOLATES BAKED GOODS GUMMIES 16 MINTS

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LOWELL DISTRIBUTION

Facility: 18,000 sq. ft.—all distribution-related inventory activity in the same building under one roof to include post-compliance labeling, retail flower packing, finished goods inventory, order pick/pack and delivery loading

Fleet: 22 delivery vans allowing for regular maintenance rotation and upkeep, in addition to flexibility on delivery routes, bulk deliveries, inventory pick-ups and transfers, etc.

Delivery Routes: 19 optimized delivery routes across California (10 in NorCal, 9 in SoCal) for maximum efficiency with 10 daily routes that are eligible for next day delivery —capacity for 152 B2B deliveries per day

KEY PERFORMANCE METRICS*	
Deliveries per day = 42 (largest single day = 86)	$ value per van per route = $12,700
Total stops per day = 50 (including collection-only stops)	Unique delivery locations last 90 days = 452 (average customer orders 2x per month)
Vans on the road per day = 10.5	
all metrics are pre-acquisition of Lowell which occurred on 2/25/21	

LOWELL DISTRIBUTION



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Lowell is a premium California cannabis brand with extremely rare levels of reach and audience A reputation of authenticity and heritage that has become synonymous with quality and refinement Lowell is best known for its distinctive pre - rolls and unique logo 18

20 ● Over 1 million in weekly impressions across all social outlets ● 3 million impressions on YouTube ● Remains strong and relevant: 2020 and Q4 activity was extremely healthy and remains best - in - class among peers Total Audience: up 68% y/y Engagement: up 132% y/y Industry leading social media audience with 178k followers Social Audience

● Illinois: Launched August 5th ● Massachusetts: Launched September 13th ● More states to come ● Licensing Royalty Terms: 15% of wholesale pricing The walking billboard Coming to a store near you 19

FROM GREENHOUSE (A) TO MANUFACTURING ONTO SHELVES 40 - 45k lbs Flower Annually 25 - 30k lbs Trim Annually Sellable Flower Preroll Flower Fresh Frozen Packaged Flower Individual & Packaged Prerolls Live Resin Vapes Live Resin Concentrates Dry Concentrate Distillate Vape Carts Concentrates Edibles Topicals $65M REVENUE OPPORTUNITY (B) $40M REVENUE OPPORTUNITY (A) (A) Estimated annual production capacity upon completion of current expansion, estimated to occur in Q42021 (B) Represents a potential revenue ﬁgure based on current market prices and full realization of sale potential at these market prices. These estimates do not constitute ﬁnancial guidance. 24

Q3 Q4 Q1 Q2 Owned Products $11,910 $7,607 $9,667 $14,539 Agency Revs $1,733 $1,355 $1,230 $535 Distribution Revs $487 $190 $130 $83 Total Net Revs $14,131 $9,151 $11,026 $15,157 Gross Profit $4,979 $218 ($1,477) $5,744 Gross Margin 35.2% 2.4% (13.4)% 37.9% Adj. EBITDA 1 $1,402 ($4,227) ($4,569) $740 1 Adjusted EBITDA deﬁned as earnings before interest, taxes, depreciation, amortization, and transaction and other special ch arg es as described in our Form 10 - Q and 10 - K Summary Income Statement (USD in thousands) 6/30/2021 Cash $9,113 Current Assets $34,216 Current Liabilities $12,246 Net Working Cap $21,970 25

CAPITALIZATION TABLE 10/31/2021 BALANCE SHEET HIGHLIGHTS (e) 26